EXHIBIT 99.1 News Release

HP Reports Third Quarter 2011 Results and Initiates Company Transformation

—	Earnings highlights

	—	Third quarter net revenue of $31.2 billion, up 1% from the prior year quarter and down 2% when adjusted for the effects of currency

	—	Third quarter GAAP diluted earnings per share up 24% with non-GAAP diluted earnings per share up 2% and cash flow from operations of $3.2 billion

	—	Revising full year FY11 revenue estimates to $127.2 billion to $127.6 billion

	—	Revising full year FY11 GAAP diluted earnings per share outlook down to between $3.59 and $3.70 and non-GAAP diluted earnings per share outlook down to between $4.82 and $4.86

—	Exploring strategic alternatives for Personal Systems Group; shutting down operations for webOS devices and exploring strategic alternatives for webOS software

—	Offer to acquire Autonomy, a global leader in infrastructure software for the enterprise, to accelerate expansion in rapidly growing enterprise information management market

PALO ALTO, Calif., Aug. 18, 2011 – HP today announced financial results for its third fiscal quarter ended July 31, 2011, as well as the commencement of a company transformation described in detail in separate press releases issued today.

HP unveiled the details of a plan to accelerate the strategy introduced in March. The plan introduced today will:

—     Move HP into higher value, higher margin growth categories

—     Sharpen HP’s focus on its strategic priorities of cloud, solutions and software with an emphasis on enterprise, commercial and government markets

—     Increase investment in innovation to drive differentiation

Editorial Contacts

Mylene Mangalindan, HP
+1 650 236 0005
corpmediarelations@hp.com

Michael Thacker, HP
+1 650 857 2254
corpmediarelations@hp.com

HP Investor Relations
investor.relations@hp.com

HP Media Hotline
+ 1 866 266 7272
www.hp.com/go/newsroom

News Release

As part of the transformation, HP announced that its board of directors has authorized the exploration of strategic alternatives for the company’s Personal Systems Group. HP will consider a broad range of options that may include, among others, a full or partial separation of PSG from HP through a spin-off or other transaction. (See accompanying press release.)

HP will discontinue operations for webOS devices, specifically the TouchPad and webOS phones. The devices have not met internal milestones and financial targets. HP will continue to explore options to optimize the value of webOS software going forward.

In addition, HP announced the terms of a recommended transaction for all of the outstanding shares of Autonomy Corporation plc for £25.50 ($42.11) per share in cash. Autonomy’s software powers a full spectrum of mission-critical enterprise applications, including pan-enterprise search, customer interaction solutions, information governance, end-to-end eDiscovery, records management, archiving, business process management, web content management, web optimization, rich media management and video and audio analysis. The addition of Autonomy will accelerate HP’s ability to deliver on its strategy to offer cloud-based solutions and software that best addresses the changing needs of businesses. (See accompanying press release.)

“We’re focused on improving performance across the business,” said Léo Apotheker, HP president and chief executive officer. “HP is taking bold, transformative steps to position the company as a leader in the evolving information economy. Today’s announced plan will allow HP to drive creation of long-term shareholder value through a focus on fewer fronts, thereby improving its ability to execute, invest in innovation and drive a higher-margin business mix.”

Earnings highlights
For the quarter, net revenue of $31.2 billion was up 1% from the prior-year period as reported and down 2% when adjusted for the effects of currency.

News Release

GAAP diluted earnings per share (EPS) was $0.93, up 24% from $0.75 in the prior-year period. Non-GAAP diluted EPS was $1.10, up 2% from $1.08 in the prior-year period. Non-GAAP financial information excludes after-tax costs of approximately $0.17 per share and $0.33 per share in the third quarter of fiscal 2011 and 2010, respectively, related primarily to the amortization of purchased intangibles, restructuring charges and acquisition-related charges. Information about HP’s use of non-GAAP financial information is provided under “Use of non-GAAP financial information” below.

	Q3 FY11	Q3 FY10	Y/Y
Net revenue ($B)	$ 31.2	$ 30.7	1%
GAAP operating margin	8.1%	7.6%	0.5 pts
GAAP net earnings ($B)	$ 1.9	$ 1.8	9%
GAAP diluted EPS	$ 0.93	$ 0.75	24%
Non-GAAP operating margin	9.8%	11.2%	(1.4) pts
Non-GAAP net earnings ($B)	$ 2.3	$ 2.6	(11.4%)
Non-GAAP diluted EPS	$ 1.10	$ 1.08	2%

“Our outlook reflects the challenges that we face across our businesses,” said Cathie Lesjak, HP executive vice president and chief financial officer. “Dealing with these challenges will take time, but HP will navigate through the transformation to become a more focused, streamlined company.”

Trends and regional performance
HP’s Commercial businesses remain healthy with 5% revenue growth year over year. HP’s Consumer businesses, within PSG and IPG, were collectively down 15% year over year.

Third quarter revenue was flat year over year in the Americas as well as in Europe, the Middle East and Africa at $14.1 billion and $11.0 billion, respectively. Revenue in Asia Pacific was $6.1 billion, representing a 9% increase year over year. When adjusted for the effects of currency, revenue was down 2% in the Americas, down 5% in Europe, the Middle East and Africa and up 1% in Asia Pacific. Revenue from outside of the United States in the third quarter accounted for 65% of total HP revenue. BRIC countries (Brazil, Russia, India and China) generated revenue of $3.7 billion, up 12% over the year-ago period, accounting for 12% of total HP revenue.

News Release

Business group highlights
—
Services revenue grew 4% year over year with a 13.5% operating margin. HP also announced the appointment of John Visentin as the new executive vice president for Enterprise Services reporting to Apotheker.

—
Enterprise Servers, Storage and Networking (ESSN) revenue grew 7% year over year with a 13.0% operating margin. Networking was up 15%, Industry Standard Servers was up 9%, Business Critical Systems was down 9%, and HP Storage was up 8%. 3PAR revenue accelerated, with triple-digit year-over-year growth operationally.

—	HP Software revenue grew 20% year over year with a 19.4% operating margin. HP Software revenue was driven by strong growth in licenses and services of 29% and 30%, respectively.

—
Personal Systems Group (PSG) revenue declined 3% year over year with a 5.9% operating margin. PSG remains the PC market leader in terms of units, revenue and profit share. Commercial Client revenue grew 9% and Consumer Client revenue declined 17%.

—
Imaging and Printing Group (IPG) revenue declined 1% year over year with a 14.7% operating margin. Commercial revenue was down 7% year over year with commercial printer hardware units up 1%. Consumer printer hardware revenue was up 1% year over year on 7% unit growth. IPG continued to drive innovation and momentum with digital presses and web-connected printers.

—
Financial Services revenue grew 22% year over year with a 9.4% operating margin. Financial Services continued to see its strong performance driven by both double-digit growth in lease volume and a healthy improvement in portfolio assets.

Asset management
HP generated $3.2 billion in cash flow from operations in the third quarter. Inventory ended the quarter at $7.4 billion, with days of inventory flat year over year at 28 days. Accounts receivable of $18.1 billion was up 6 days year over year at 52 days. Accounts payable

News Release

ended the quarter at $14.5 billion, down 3 days from the prior-year period. HP’s dividend payment of $0.12 per share in the third quarter resulted in cash usage of $248 million. HP also utilized $4.6 billion of cash during the quarter to repurchase approximately 128 million shares of common stock in the open market. HP exited the quarter with $13.0 billion in gross cash.

Outlook
For the fourth quarter of fiscal 2011, HP estimates revenue of approximately $32.1 billion to $32.5 billion, GAAP diluted EPS of approximately $0.44 to $0.55, and non-GAAP diluted EPS of approximately $1.12 to $1.16.

Fourth quarter fiscal 2011 non-GAAP diluted EPS estimates exclude after-tax costs of approximately $0.61 to $0.68 per share, related primarily to restructuring and shutdown costs associated with webOS devices, the amortization and impairment of purchased intangibles, restructuring charges and acquisition-related charges.

HP expects full year fiscal 2011 revenue in the range $127.2 billion to $127.6 billion, GAAP diluted EPS of $3.59 to $3.70, and non-GAAP diluted EPS of $4.82 to $4.86.

Full year fiscal 2011 non-GAAP diluted EPS estimates exclude after-tax costs of approximately $1.16 to $1.23 per share, related primarily to restructuring and shutdown costs associated with webOS devices, the amortization and impairment of purchased intangibles, restructuring charges and acquisition-related charges.

More information on HP’s quarterly earnings, including additional financial analysis and an earnings overview presentation, is available on HP’s Investor Relations website at www.hp.com/investor/home.

HP’s Q3 FY11 earnings conference call is accessible via an audio webcast at www.hp.com/investor/2011q3webcast.

About HP
HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. The world’s largest technology company, HP brings together a portfolio that spans printing, personal computing, software, services and IT infrastructure to solve customer problems. More information about HP (NYSE: HPQ) is available at http://www.hp.com.

News Release

Use of non-GAAP financial information
To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for this quarter and prior periods is included in the tables below. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Measures” after the tables below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net earnings, diluted earnings per share, or cash and cash equivalents prepared in accordance with GAAP.

Forward-looking statements
This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of revenue, margins, expenses, earnings, tax provisions, cash flows, benefit obligations, share repurchases, currency exchange rates, the impact of acquisitions or other financial items; any statements of the plans, strategies and objectives of management for future operations, the exploration of strategic options for PSG and the execution of cost reduction programs and restructuring and integration plans; any statements concerning the expected development, performance or market share relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending business

News Release

combination transactions; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the impact of macroeconomic and geopolitical trends and events; the competitive pressures faced by HP’s businesses; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers and partners; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; integration and other risks associated with business combination and investment transactions; the hiring and retention of key employees; assumptions related to pension and other post-retirement costs; expectations and assumptions relating to the execution and timing of cost reduction programs and restructuring and integration plans; the possibility that the expected benefits of pending business combination transactions may not materialize as expected or that the transactions may not be timely completed; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2010 and HP’s other filings with the Securities and Exchange Commission, including HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2011. As in prior periods, the financial information set forth in this release, including tax-related items, reflects estimates based on information available at this time. While HP believes these estimates to be meaningful, these amounts could differ materially from actual reported amounts in HP’s Form 10-Q for the quarter ended July 31, 2011. In particular, determining HP’s actual tax balances and provisions as of July 31, 2011 requires extensive internal and external review of tax data (including consolidating and reviewing the tax provisions of numerous domestic and foreign entities), which is being completed in the ordinary course of preparing HP’s Form 10-Q. HP assumes no obligation and does not intend to update these forward-looking statements.

© 2011 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. HP shall not be liable for technical or editorial errors or omissions contained herein.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	July 31, 2011	April 30, 2011	July 31, 2010

Net revenue	$31,189	$31,632	$30,729

Costs and Expenses: (a)
Cost of sales	23,929	23,860	23,365
Research and development	812	815	742
Selling, general and administrative	3,402	3,397	3,191
Amortization of purchased intangible assets	358	413	383
Restructuring charges	150	158	598
Acquisition-related charges	18	21	127
Total costs and expenses	28,669	28,664	28,406

Earnings from operations	2,520	2,968	2,323

Interest and other, net	(121)	(76)	(134)

Earnings before taxes	2,399	2,892	2,189

Provision for taxes	473	588	416

Net earnings	$1,926	$2,304	$1,773

Net earnings per share:
Basic	$0.94	$1.07	$0.76
Diluted	$0.93	$1.05	$0.75

Cash dividends declared per share	$0.24	$-	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	2,054	2,150	2,322
Diluted	2,080	2,184	2,376

(a)	In connection with organizational realignments implemented in the first quarter of fiscal 2011, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Nine months ended
	July 31,
	2011	2010

Net revenue	$95,123	$92,755

Costs and expenses: (a)
Cost of sales	72,197	70,961
Research and development	2,425	2,145
Selling, general and administrative	9,889	9,254
Amortization of purchased intangible assets	1,196	1,060
Restructuring charges	466	909
Acquisition-related charges	68	242
Total costs and expenses	86,241	84,571

Earnings from operations	8,882	8,184

Interest and other, net	(294)	(424)

Earnings before taxes	8,588	7,760

Provision for taxes	1,753	1,537

Net earnings	$6,835	$6,223

Net earnings per share:
Basic	$3.21	$2.66
Diluted	$3.16	$2.60

Cash dividends declared per share	$0.40	$0.32

Weighted-average shares used to compute net earnings per share:
Basic	2,129	2,342
Diluted	2,161	2,398

(a)
In connection with organizational realignments implemented in the first quarter of fiscal 2011, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Three months ended July 31, 2011	Diluted earnings per share	Three months ended April 30, 2011	Diluted earnings per share	Three months ended July 31, 2010	Diluted earnings per share

GAAP net earnings	$1,926	$0.93	$2,304	$1.05	$1,773	$0.75

Non-GAAP adjustments:
Amortization of purchased intangible assets	358	0.17	413	0.19	383	0.16
Restructuring charges	150	0.07	158	0.07	598	0.25
Acquisition-related charges	18	0.01	21	0.01	127	0.05
Adjustments for taxes	(170)	(0.08)	(179)	(0.08)	(306)	(0.13)
Non-GAAP net earnings	$2,282	$1.10	$2,717	$1.24	$2,575	$1.08

GAAP earnings from operations	$2,520		$2,968		$2,323

Non-GAAP adjustments:
Amortization of purchased intangible assets	358		413		383
Restructuring charges	150		158		598
Acquisition-related charges	18		21		127
Non-GAAP earnings from operations	$3,046		$3,560		$3,431

GAAP operating margin	8%		9%		8%
Non-GAAP adjustments	2%		2%		3%

Non-GAAP operating margin	10%		11%		11%

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Nine months ended July 31, 2011	Diluted earnings per share	Nine months ended July 31, 2010	Diluted earnings per share

GAAP net earnings	$6,835	$3.16	$6,223	$2.60

Non-GAAP adjustments:
Amortization of purchased intangible assets	1,196	0.55	1,060	0.44
Restructuring charges	466	0.22	909	0.38
Acquisition-related charges	68	0.03	242	0.10
Adjustments for taxes	(536)	(0.24)	(632)	(0.27)
Non-GAAP net earnings	$8,029	$3.72	$7,802	$3.25

GAAP earnings from operations	$8,882		$8,184

Non-GAAP adjustments:
Amortization of purchased intangible assets	1,196		1,060
Restructuring charges	466		909
Acquisition-related charges	68		242
Non-GAAP earnings from operations	$10,612		$10,395

GAAP operating margin	9%		9%
Non-GAAP adjustments	2%		2%

Non-GAAP operating margin	11%		11%

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	July 31, 2011	October 31, 2010
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$12,953	$10,929
Accounts receivable	18,121	18,481
Financing receivables	3,167	2,986
Inventory	7,427	6,466
Other current assets	14,611	15,322
Total current assets	56,279	54,184

Property, plant and equipment	11,959	11,763

Long-term financing receivables and other assets	11,178	12,225

Goodwill and purchased intangible assets	45,501	46,331

Total assets	$124,917	$124,503

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$6,666	$7,046
Accounts payable	14,489	14,365
Employee compensation and benefits	3,728	4,256
Taxes on earnings	788	802
Deferred revenue	7,390	6,727
Other accrued liabilities	15,877	16,207
Total current liabilities	48,938	49,403

Long-term debt	19,030	15,258

Other liabilities	17,731	19,061

Stockholders' equity:
HP stockholders' equity	38,823	40,449
Non-controlling interests	395	332
Total stockholders' equity	39,218	40,781

Total liabilities and stockholders' equity	$124,917	$124,503

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Three months ended July 31, 2011	Nine months ended July 31, 2011

Cash flows from operating activities:
Net earnings	$1,926	$6,835
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	1,225	3,722
Stock-based compensation expense	148	475
Provision for bad debt and inventory	112	208
Restructuring charges	150	466
Deferred taxes on earnings	163	804
Excess tax benefit from stock-based compensation	(6)	(160)
Other, net	(63)	(202)

Changes in assets and liabilities:
Accounts and financing receivables	388	(220)
Inventory	(724)	(1,139)
Accounts payable	265	122
Taxes on earnings	158	251
Restructuring	(245)	(750)
Other assets and liabilities	(290)	(173)
Net cash provided by operating activities	3,207	10,239

Cash flows from investing activities:
Investment in property, plant and equipment	(1,128)	(3,154)
Proceeds from sale of property, plant and equipment	149	782
Maturities and sales of available-for-sale securities and other investments	2	59
Payments made in connection with business acquisitions, net of cash acquired	(23)	(269)
Proceeds from business divestiture, net	89	89
Net cash used in investing activities	(911)	(2,493)

Cash flows from financing activities:
Repayment of commercial paper and notes payable, net	(534)	(1,532)
Issuance of debt	5,246	7,462
Payment of debt	(1,981)	(2,435)
Issuance of common stock under employee stock plans	71	845
Repurchase of common stock	(4,641)	(9,617)
Excess tax benefit from stock-based compensation	6	160
Dividends	(248)	(605)
Net cash used in financing activities	(2,081)	(5,722)

Increase in cash and cash equivalents	215	2,024
Cash and cash equivalents at beginning of period	12,738	10,929
Cash and cash equivalents at end of period	$12,953	$12,953

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	July 31, 2011	April 30, 2011	July 31, 2010

Net revenue: (a)
Services	$9,089	$8,977	$8,772
Enterprise Servers, Storage and Networking	5,396	5,556	5,021
HP Software	780	764	650
Personal Systems Group	9,592	9,415	9,918
Imaging and Printing Group	6,087	6,745	6,167
HP Financial Services	932	885	764
Corporate Investments	266	72	85
Total Segments	32,142	32,414	31,377
Eliminations of intersegment net revenue and other	(953)	(782)	(648)

Total HP Consolidated Net Revenue	$31,189	$31,632	$30,729

Earnings from operations: (a)

Services	$1,225	$1,361	$1,381
Enterprise Servers, Storage and Networking	699	766	706
HP Software	151	154	182
Personal Systems Group	567	533	469
Imaging and Printing Group	892	1,144	1,040
HP Financial Services	88	83	72
Corporate Investments	(332)	(198)	(88)
Total Segments	3,290	3,843	3,762

Corporate and unallocated costs and eliminations	(114)	(153)	(175)
Unallocated costs related to stock-based compensation expense	(130)	(130)	(156)
Amortization of purchased intangible assets	(358)	(413)	(383)
Restructuring charges	(150)	(158)	(598)
Acquisition-related charges	(18)	(21)	(127)
Interest and other, net	(121)	(76)	(134)

Total HP Consolidated Earnings Before Taxes	$2,399	$2,892	$2,189

(a)
Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. There was no impact on the previously reported financial results for the Personal Systems Group, HP Financial Services and Imaging and Printing Group segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Nine months ended
	July 31,
	2011	2010

Net revenue: (a)
Services	$26,673	$26,404
Enterprise Servers, Storage and Networking	16,586	14,468
HP Software	2,241	1,966
Personal Systems Group	29,456	30,458
Imaging and Printing Group	19,462	18,769
HP Financial Services	2,644	2,238
Corporate Investments	416	211
Total Segments	97,478	94,514
Eliminations of intersegment net revenue and other	(2,355)	(1,759)

Total HP Consolidated Net Revenue	$95,123	$92,755

Earnings from operations: (a)

Services	$3,961	$4,161
Enterprise Servers, Storage and Networking	2,293	1,937
HP Software	428	521
Personal Systems Group	1,772	1,464
Imaging and Printing Group	3,165	3,192
HP Financial Services	250	208
Corporate Investments	(713)	(209)
Total Segments	11,156	11,274

Corporate and unallocated costs and eliminations	(118)	(375)
Unallocated costs related to stock-based compensation expense	(426)	(504)
Amortization of purchased intangible assets	(1,196)	(1,060)
Restructuring charges	(466)	(909)
Acquisition-related charges	(68)	(242)
Interest and other, net	(294)	(424)

Total HP Consolidated Earnings Before Taxes	$8,588	$7,760

(a)
Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. There was no impact on the previously reported financial results for the Personal Systems Group, HP Financial Services and Imaging and Printing Group segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT / BUSINESS UNIT INFORMATION
(Unaudited)
(In millions)

	Three months ended			Growth rate (%)
	July 31, 2011	April 30, 2011	July 31, 2010	Q/Q	Y/Y

Net revenue: (a)
Services
Infrastructure Technology Outsourcing	$3,884	$3,783	$3,692	3%	5%
Technology Services	2,754	2,713	2,611	2%	5%
Application Services	1,698	1,724	1,664	(2%)	2%
Business Process Outsourcing	658	673	727	(2%)	(9%)
Other	95	84	78	13%	22%
Total Services	9,089	8,977	8,772	1%	4%

Enterprise Servers, Storage and Networking
Industry Standard Servers	3,302	3,387	3,042	(3%)	9%
Storage	976	980	904	0%	8%
Business Critical Systems	459	546	503	(16%)	(9%)
HP Networking (b)	659	643	572	2%	15%
Total Enterprise Servers, Storage and Networking	5,396	5,556	5,021	(3%)	7%

HP Software (c)	780	764	650	2%	20%

Personal Systems Group (d)
Notebooks	5,082	5,039	5,314	1%	(4%)
Desktops	3,777	3,641	3,941	4%	(4%)
Workstations	547	541	459	1%	19%
Other	186	194	204	(4%)	(9%)
Total Personal Systems Group	9,592	9,415	9,918	2%	(3%)

Imaging and Printing Group
Supplies	4,143	4,612	4,130	(10%)	0%
Commercial Hardware	1,292	1,438	1,389	(10%)	(7%)
Consumer Hardware	652	695	648	(6%)	1%
Total Imaging and Printing Group	6,087	6,745	6,167	(10%)	(1%)

HP Financial Services	932	885	764	5%	22%

Corporate Investments	266	72	85	269%	213%
Total Segments	32,142	32,414	31,377	(1%)	2%

Eliminations of intersegment net revenue and other	(953)	(782)	(648)	22%	47%

Total HP Consolidated Net Revenue	$31,189	$31,632	$30,729	(1%)	1%

(a)
Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. In addition, revenue was transferred among the business units within the Services and Personal Systems Group segments. There was no impact on the previously reported financial results for the HP Financial Services and Imaging and Printing Group segments or for the business units within the Imaging and Printing Group segment.

(b)	The networking business was added to the Enterprise Servers, Storage and Networking segment in fiscal 2011.

(c)	The Business Technology Optimization and Other Software business units were consolidated into a single business unit within the HP Software segment in fiscal 2011.

(d)	The Handhelds business unit, which includes devices that run on Windows Mobile software, was reclassified into the Other business unit within the Personal Systems Group in fiscal 2011.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT / BUSINESS UNIT INFORMATION
(Unaudited)
(In millions)

	Nine months ended
	July 31,
	2011	2010

Net revenue: (a)
Services
Infrastructure Technology Outsourcing	$11,303	$11,091
Technology Services	8,069	7,894
Application Services	5,054	5,029
Business Process Outsourcing	1,989	2,177
Other	258	213
Total Services	26,673	26,404

Enterprise Servers, Storage and Networking
Industry Standard Servers	10,137	9,044
Storage	2,968	2,741
Business Critical Systems	1,560	1,597
HP Networking (b)	1,921	1,086
Total Enterprise Servers, Storage and Networking	16,586	14,468

HP Software (c)	2,241	1,966

Personal Systems Group (d)
Notebooks	15,929	16,979
Desktops	11,314	11,591
Workstations	1,623	1,257
Other	590	631
Total Personal Systems Group	29,456	30,458

Imaging and Printing Group
Supplies	13,113	12,542
Commercial Hardware	4,194	4,028
Consumer Hardware	2,155	2,199
Total Imaging and Printing Group	19,462	18,769

HP Financial Services	2,644	2,238

Corporate Investments	416	211
Total Segments	97,478	94,514
Eliminations of intersegment net revenue and other	(2,355)	(1,759)

Total HP Consolidated Net Revenue	$95,123	$92,755

(a)
Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. In addition, revenue was transferred among the business units within the Services and Personal Systems Group segments. There was no impact on the previously reported financial results for the HP Financial Services and Imaging and Printing Group segments or for the business units within the Imaging and Printing Group segment.

(b)	The networking business was added to the Enterprise Servers, Storage and Networking segment in fiscal 2011.

(c)	The Business Technology Optimization and Other Software business units were consolidated into a single business unit within the HP Software segment in fiscal 2011.

(d)	The Handhelds business unit, which includes devices that run on Windows Mobile software, was reclassified into the Other business unit within the Personal Systems Group in fiscal 2011.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT NON-GAAP OPERATING MARGIN SUMMARY DATA
(Unaudited)
(In millions)

	Three months ended	Change in Operating Margin (pts)
	July 31, 2011	Y/Y	Q/Q
Non-GAAP Operating Margin: (a)
Services	13.5%	(2.2 pts)	(1.7 pts)
Enterprise Servers, Storage and Networking	13.0%	(1.1 pts)	(0.8 pts)
HP Software	19.4%	(8.6 pts)	(0.8 pts)
Personal Systems Group	5.9%	1.2 pts	0.2 pts
Imaging and Printing Group	14.7%	(2.2 pts)	(2.3 pts)
HP Financial Services	9.4%	0.0 pts	0.0 pts
Corporate Investments	(124.8%)	(21.3 pts)	150.2 pts
Total Segments	10.2%	(1.8 pts)	(1.7 pts)

Total HP Consolidated Non-GAAP Operating Margin	9.8%	(1.4 pts)	(1.5 pts)

(a)
Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. There was no impact on the previously reported financial results for the Personal Systems Group, HP Financial Services and Imaging and Printing Group segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CALCULATION OF NET EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Three months ended
	July 31, 2011	April 30, 2011	July 31, 2010

Numerator:
GAAP net earnings	$1,926	$2,304	$1,773

Non-GAAP net earnings	$2,282	$2,717	$2,575

Denominator:
Weighted-average shares used to compute basic EPS	2,054	2,150	2,322
Dilutive effect of employee stock plans	26	34	54
Weighted-average shares used to compute diluted EPS	2,080	2,184	2,376

GAAP net earnings per share:
Basic (a)	$0.94	$1.07	$0.76
Diluted (c)	$0.93	$1.05	$0.75

Non-GAAP net earnings per share:
Basic (b)	$1.11	$1.26	$1.11
Diluted (c)	$1.10	$1.24	$1.08

(a)	GAAP basic net earnings per share were calculated based on GAAP net earnings and the weighted-average number of shares outstanding during the reporting period.

(b)	Non-GAAP basic net earnings per share were calculated based on non-GAAP net earnings and the weighted-average number of shares outstanding during the reporting period.

(c)	Diluted net earnings per share included any dilutive effect of outstanding stock options, performance-based restricted units, restricted stock units and restricted stock.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CALCULATION OF NET EARNINGS PER SHARE
(Unaudited)
(In millions except per share amounts)

	Nine months ended
	July 31,
	2011	2010

Numerator:
GAAP net earnings	$6,835	$6,223

Non-GAAP net earnings	$8,029	$7,802

Denominator:
Weighted-average shares used to compute basic EPS	2,129	2,342
Dilutive effect of employee stock plans	32	56
Weighted-average shares used to compute diluted EPS	2,161	2,398

GAAP net earnings per share:
Basic (a)	$3.21	$2.66
Diluted (c)	$3.16	$2.60

Non-GAAP net earnings per share:
Basic (b)	$3.77	$3.33
Diluted (c)	$3.72	$3.25

(a)	GAAP basic net earnings per share were calculated based on GAAP net earnings and the weighted-average number of shares outstanding during the reporting period.

(b)	Non-GAAP basic net earnings per share were calculated based on non-GAAP net earnings and the weighted-average number of shares outstanding during the reporting period.

(c)	Diluted net earnings per share included any dilutive effect of outstanding stock options, performance-based restricted units, restricted stock units and restricted stock.

Use of Non-GAAP Financial Measures

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash. HP also provides forecasts of non-GAAP diluted earnings per share. These non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP operating profit is earnings from operations. The GAAP measure most directly comparable to non-GAAP operating margin is operating margin. The GAAP measure most directly comparable to non-GAAP net earnings is net earnings. The GAAP measure most directly comparable to non-GAAP diluted earnings per share is diluted net earnings per share. The GAAP measure most directly comparable to gross cash is cash and cash equivalents. Reconciliations of each of these non-GAAP financial measures to GAAP information are included in the tables above.

Use and Economic Substance of Non-GAAP Financial Measures Used by HP

Non-GAAP operating profit and non-GAAP operating margin are defined to exclude the effects of any restructuring charges, charges relating to the amortization of purchased intangible assets, and acquisition-related charges recorded during the relevant period. Non-GAAP net earnings and non-GAAP diluted earnings per share consist of net earnings or diluted net earnings per share excluding those same charges. In addition, non-GAAP net earnings and non-GAAP diluted earnings per share are adjusted by the amount of additional taxes or tax benefit associated with each non-GAAP item. HP’s management uses these non-GAAP financial measures for purposes of evaluating HP’s historical and prospective financial performance, as well as HP’s performance relative to its competitors. HP’s management also uses these non-GAAP measures to further its own understanding of HP’s segment operating performance. HP believes that excluding those items mentioned above from these non-GAAP financial measures allows HP management to better understand HP’s consolidated financial performance in relationship to the operating results of HP’s segments, as management does not believe that the excluded items are reflective of ongoing operating results. More specifically, HP’s management excludes each of those items mentioned above for the following reasons:

●
Restructuring charges consist of costs associated with a formal restructuring plan and are primarily related to (i) employee termination costs and benefits, and (ii) costs to vacate duplicative facilities. HP excludes these restructuring costs (and any reversals of charges recorded in prior periods) for purposes of calculating these non-GAAP measures because it believes that these historical costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of HP’s current operating performance or comparisons to HP’s past operating performance.

●
Purchased intangible assets consist primarily of customer contracts, customer lists, distribution agreements, technology patents, and products, trademarks and trade names purchased in connection with acquisitions. HP incurs charges relating to the amortization of these intangibles. HP also incurs charges relating to the amortization of amounts assigned to intangible assets to be used in research and development projects. All of those charges are included in HP’s GAAP presentation of earnings from operations, operating margin, net earnings and net earnings per share. Such charges are inconsistent in amount and frequency and are significantly impacted by the timing and magnitude of HP’s acquisitions. Consequently, HP excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s past operating performance.

●
HP incurs costs related to its acquisitions, most of which are treated as non-capitalized expenses. Because non-capitalized, acquisition-related expenses are inconsistent in amount and frequency and are significantly impacted by the timing and nature of HP’s acquisitions, HP believes that eliminating the non-capitalized expenses for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s past operating performance.

Gross cash is a non-GAAP measure that is defined as cash and cash equivalents plus short-term investments and certain long-term investments that may be liquidated within 90 days pursuant to the terms of existing put options or similar rights. HP’s management uses gross cash for the purpose of determining the amount of cash available for investment in HP’s businesses, funding strategic acquisitions, repurchasing stock and other purposes. HP’s management also uses gross cash for the purposes of evaluating HP’s historical and prospective liquidity, as well as to further its own understanding of HP’s segment operating results. Because gross cash includes liquid assets that are not included in GAAP cash and cash equivalents, HP believes that gross cash provides a more accurate and complete assessment of HP’s liquidity and segment operating results.

Material Limitations Associated with Use of Non-GAAP Financial Measures

These non-GAAP financial measures may have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of HP’s results as reported under GAAP. Some of the limitations in relying on these non-GAAP financial measures are:

●
Items such as amortization of purchased intangible assets, though not directly affecting HP’s cash position, represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted earnings per share and therefore does not reflect the full economic effect of the loss in value of those intangible assets.

●
Items such as restructuring charges that are excluded from non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted earnings per share can have a material impact on cash flows and earnings per share.

●	HP may not be able to liquidate immediately the long-term investments included in gross cash, which may limit the usefulness of gross cash as a liquidity measure.

●
Other companies may calculate non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash differently than HP does, limiting the usefulness of those measures for comparative purposes.

Compensation for Limitations Associated with Use of Non-GAAP Financial Measures

HP compensates for the limitations on its use of non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash by relying primarily on its GAAP results and using non-GAAP financial measures only supplementally. HP also provides robust and detailed reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure within this press release and in other written materials that include these non-GAAP financial measures, and HP encourages investors to review carefully those reconciliations.

Usefulness of Non-GAAP Financial Measures to Investors

HP believes that providing non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash to investors in addition to the related GAAP measures provides investors with greater transparency to the information used by HP’s management in its financial and operational decision-making and allows investors to see HP’s results “through the eyes” of management. HP further believes that providing this information better enables HP’s investors to understand HP’s operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of HP’s operating performance with the performance of other companies in HP’s industry that supplement their GAAP results with non-GAAP financial measures that are calculated in a similar manner.